Exhibit 10.2

ORANGE COAST TITLE COMPANY
ESCROW DIVISION
3536 Concours Dr., Suite 120
Ontario, CA 91764
(909) 987-5433
10-21-2009
Escrow No. 1087721-IG
Property Address: APN 486-250-024-5/025-6, Moreno Valley, CA 92551
AMENDED/ADDITIONAL ESCROW INSTRUCTIONS
AMENDED/ADDITIONAL ESCROW INSTRUCTIONS DATED 10-08-2009 AND UNSIGNED IS HEREBY MADE NULL AND VOID.
My/Our instructions in the above numbered escrow are supplemented/amended in the following particulars only:
The undersigned, Bill Skeffington and John Skeffington, hereby assigns Purchaser’s interest in the Purchase and Sale Agreement and this escrow to TNP Acquisitions, LLC, a Delaware limited liability company (new buyer), to become Buyer of the property described in the above referenced escrow, conditioned upon the new buyer depositing with the Escrow Agent the sum of $200,000.00 ($100,000.00 of which has been deposited with Escrow Agent) . Upon Escrow Agent’s confirmation of the new buyer’s deposit of $200,000.00, and the Escrow Agent’s confirmation that on the date of these amended/Additional Escrow Instructions the escrow account contains the total undisbursed sum of $400,000.00, then at that (if it occurs) Escrow Agent shall immediately return the deposit amount of $200,000.00 to Skeffington Enterprises, Inc., via wire per instructions to be deposited into this escrow by the old buyer or Skeffington Enterprises, Inc.

/s/ Bill Skeffington	/s/ John Skeffington
Bill Skeffington	John Skeffington
I/We, “TNP Acquisitions, LLC, a Delaware limited liability company (new buyer)”, understand that I/We have been designated by Bill Skeffington and John Skeffington to become Buyer of the property described in the above numbered escrow. I/We hereby consent to becoming the Buyer and by our signature below acknowledge that I/We are familiar with, the terms and provisions of the Agreement and Supplemental Escrow Instructions, dated October 2, 2009, e-mail amendments, and Amended instructions (if any), and hereby acknowledge receipt of copies of referenced instructions outside of escrow. I/We hereby agree to be bound by the terms thereof in all respects as if we were the original Buyers named therein and hand you all documents and funds necessary to close this escrow.
The undersigned, Moreno Market Place, LLC, a California limited liability company, as seller under the within escrow, approve and hereby accept TNP Acquisitions, LLC, a Delaware limited Liability company (new buyer) as Buyer, and/or new buyer’s assignee to a special purpose entity to be designated, under the above” numbered escrow and agree to be bound by all the terms in all respects as if TNP Acquisitions, LLC, a Delaware limited liability company (new buyer) were the original Buyer(s) to said instructions and will hand you our executed deed in favor of TNP Acquisitions, LLC, a Delaware limited liability company (new buyer) and/or assignee to be a special purpose entity to be designated by new buyer.
As a condition to new buyer accepting Purchaser’s interest, and depositing additional sums as escrow deposits, Seller, Moreno Market Place, LLC, hereby make the following additional limited representations to new buyer in order to supplement and clarify the representations contained at section. 7A of the parties’ Purchase Agreement herein:
     A. To the best of Seller’s actual knowledge, there are no actions, suits, assessments, claims, or proceedings pending or threatened against Seller or the Property.
     B. To the best of Seller’s actual knowledge, the Rent Roll is true and accurate in all material respects.

     C. Other than shown in C1 thru C4 below, To the best of Seller’s present knowledge, (i) neither Seller nor any tenant is in default under any Tenant Lease; (ii) no tenant is asserting any claim, offset or defense in respect of its obligations under any Tenant Lease; (iii) No pending or incomplete tenant improvements, unpaid tenant improvement costs, or unpaid leasing commissions or other outstanding expenses owed by Seller with respect to any Tenant Lease. Exceptions C1-C4 are:
     C1 — Tenant in Default: Lakeside Cleaners
     C2 — Incomplete Tenant Improvements: Lakeside Cleaners
     C3 — Unpaid Tenant Improvement Costs: (a) Subway $29,400; (b) Lakeside Cleaners — amount unknown, but Tenant has stopped tenant improvements.
     C4 — Unpaid Leasing Commissions: Wells Fargo $20,750, owning to Insight Co.
At the close of this escrow, Escrow Agent is instructed to charge the seller and credit the buyer for the amounts set out in items C3 and C4, above.
     D. Seller has received no notice of violation or other notice of any kind from any third party, including without limitation a governmental agency, regarding Seller’s, the Property’s, or any Tenant’s non-compliance with or violation of any law, ordinance, condition of approval, order, contract, agreement, ruling, judgment or award.
ALL OTHER TERMS AND CONDITIONS SHALL REMAIN THE SAME
END OF AMENDMENT

TNP Acquisitions, LLC, a Delaware limited liability company		Moreno Market Place, LLC, a California limited liability company
By: Guardian Commercial Real Estate, L.P., its Sole Member
By:	/s/ Stephen Corea, SVP Name: Stephen Corea Title: SVP Acquisitions	By: Guardian Realty GP, LLC, a Delaware limited liability company, its Co-General Partner

		By:	/s/ James P. Previti
James P. Previti, CEO